UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026 (March 19, 2026)

NEXSTAR MEDIA GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway Suite 700
Irving, Texas		75062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 20, 2026, Nexstar Media Group, Inc. (“Nexstar”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission (“SEC”) reporting that, on March 19, 2026, Nexstar completed its acquisition of TEGNA Inc., a Delaware corporation (“TEGNA”). The acquisition was consummated pursuant to the previously announced Agreement and Plan of Merger, dated as of August 18, 2025, by and among Nexstar, TEGNA and Teton Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nexstar.

As noted in the Initial 8-K, Nexstar stated that it would file the financial statements of the acquired business and the pro forma financial information required under Item 9.01(a) and Item 9.01(b) within 71 days of the date the Initial 8-K was due under Item 2.01. This amendment to the Initial 8‑K is being filed in accordance with Item 9.01 to provide those required financial statements and pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of TEGNA as of December 31, 2025 and 2024 and for the three years ended December 31, 2025, 2024, and 2023, together with the related notes, is incorporated by reference as Exhibit 99.1 to this report.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information for Nexstar, giving effect to the acquisition of TEGNA and the related adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of TEGNA Inc.
99.1

Audited financial statements of TEGNA Inc. as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025, the Report of Management on Internal Control over Financial Reporting as of December 31, 2025 (incorporated by reference from TEGNA Inc.’s Annual Report on Form 10-K (File No. 001-06961) for the year ended December 31, 2025 filed with the SEC on March 2, 2026).

99.2	Unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2026 and year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

Date:	June 4, 2026	By:	/s/ Lee Ann Gliha
		Name:	Lee Ann Gliha
		Title:	Chief Financial Officer (Principal Financial Officer)